               EXHIBIT 23.1     CONSENT OF BDO SEIDMAN LLP

                                                                  Exhibit 23.1




                        CONSENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS


To the Board of Directors
GREATER ATLANTIC FINANCIAL CORP.

We hereby consent to the inclusion in this Registration Statement on Form S-8/A of our report dated October 31, 2001 relating to the consolidated financial statements of GREATER ATLANTIC FINANCIAL CORP. for the years ended September 30, 2001 and 2000.




                                                /s/BDO Seidman, LLP
                                                BDO Seidman, LLP


Washington, D.C.
July 11, 2002